UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 23, 2018

MOELIS & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001‑36418	46‑4500216
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

399 Park Avenue, 5th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 883‑3800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On July 23, 2018, Moelis & Company issued a press release announcing financial results for its second quarter ended June 30, 2018.

A copy of the press release is attached hereto as Exhibit 99.1. All information in the press release is furnished but not filed.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On July 20, 2018, the Board of Directors (the “Board”) of Moelis & Company (the “Company”) elected Elizabeth Crain as a director of the Company.  Ms. Crain’s term will begin on July 23, 2018.

Ms. Crain was designated by Moelis & Company Partner Holdings LP (“Holdings”) pursuant to the Stockholders Agreement, dated April 14, 2014 (the “Stockholders Agreement”) between the Company, Holdings and certain other shareholders giving Holdings the right to designate a majority of the members of the Board for so long as the Class B Condition (as defined in the Stockholders Agreement) is satisfied. The Stockholders Agreement was filed by the Company on Form 8-K on April 22, 2014.

Item 7.01    Regulation FD Disclosure

On July 23, 2018, Moelis & Company (the “Company”) updated the investor presentation available under “Events and Presentations” on the Investor Relations section of its website. The updated presentation is available using the following link: http://investors.moelis.com/event. The information in this Item 7.01 of this Form 8‑K is furnished as of the date hereof, and the Company disclaims any obligation to correct or update this information, its website or the presentation in the future. The contents of the Company’s website are not included or incorporated by reference into this Form 8‑K, and any references to such website are intended to be inactive textual references only. All information in this Item 7.01 of this Form 8‑K is furnished but not filed.

Item 8.01 Other Events.

As required under Section 5 of the Company’s 2014 Omnibus Incentive Plan, the Compensation Committee of the Company’s Board of Directors equitably reduced the exercise price of the Company’s outstanding options to purchase common stock by $1.50 from $19.45 per share to $17.95 per share.  Such options are held by certain current and former employees of the Company, including officers and directors.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits:

Exhibit
Number	Description
99.1	Press release of Moelis & Company dated July 23, 2018.

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release of Moelis & Company dated July 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOELIS & COMPANY

	By:	/s/ Joseph Simon
		Name:	Joseph Simon
		Title:	Chief Financial Officer

Date: July 23, 2018